UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or SECTION 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

CC Neuberger Principal Holdings III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39984	98-1552405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, 58th Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 355-5515

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	PRPC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	PRPC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PRPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 17, 2023, CC Neuberger Principal Holdings III (“CCNB”) filed a definitive proxy statement (as supplemented by an initial supplement to the definitive proxy statement, dated January 20, 2023, the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on February 1, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which CCNB must complete an initial business combination to May 5, 2023 (the “Articles Extension Date”) and to allow CCNB, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to nine times, by an additional one month each time, after the Articles Extension Date, by resolution of CCNB’s board of directors, if requested by CC Neuberger Principal Holdings III Sponsor LLC, a Delaware limited liability company. The Extension Proxy Statement also includes a proposal to eliminate from CCNB's Memorandum and Articles of Association the limitation that CCNB may not redeem public shares to the extent that such redemption would result in CCNB having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001. The Extension Proxy Statement was mailed to CCNB shareholders of record as of January 9, 2023. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which CCNB public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was 5:00 p.m., Eastern Time, on January 30, 2023 (“Redemption Deadline”). The initial number of Ordinary Shares tendered for redemption prior to the Redemption Deadline was 36,289,287. The deadline for shareholders to withdraw previously submitted redemption requests is Wednesday, February 1, 2023, prior to 5:00 p.m., Eastern Time, subject to approval by the board of directors of CCNB.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023

CC NEUBERGER PRINCIPAL HOLDINGS III

By:	/s/ Matthew Skurbe
Name: Matthew Skurbe
Title: Chief Financial Officer

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